UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

ICF International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33045	22-3661438
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9300 Lee Highway, Fairfax, Virginia		22031
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 934-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

Explanatory Note

As previously reported, on November 5, 2014, ICF International, Inc. (the "Company"), completed the merger transaction contemplated in the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, ICF 2014 Merger Corp., a Delaware corporation (the “Merger Sub”), OCO Holdings, Inc., a Delaware corporation (“OCO”), and OCO Rep Services LLC, a Delaware limited liability company (as “Holder Representative”). By the terms of the Merger Agreement, Merger Sub merged with and into OCO (the “Merger”) and OCO continued as the surviving corporation of the Merger and became a wholly-owned indirect subsidiary of the Company. This Form 8-K/A is filed as an amendment to the Form 8-K filed by the Company on November 5, 2014. The information previously reported in the Form 8-K is hereby incorporated by reference into this Form 8-K/A. The purpose of this Form 8-K/A is to file the financial statements and pro forma information required by Item 9.01.

(a)  Financial statements of businesses acquired

The following audited year-end financial statements are attached hereto as Exhibit 99.1 and incorporated herein by reference:

i.	Independent Auditors’ Report
ii.	Balance Sheets as of December 31, 2013 and December 31, 2012
iii.	Statements of Comprehensive Income for the Years Ended December 31, 2013 and December 31, 2012
iv.	Statements of Stockholders’ Equity for the Years Ended December 31, 2013 and December 31, 2012
v.	Statements of Cash Flows for the Years Ended December 31, 2013 and December 31, 2012
vi.	Notes to Financial Statements

The following unaudited interim financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference:

i.	Unaudited Balance Sheet as of September 30, 2014
ii.	Unaudited Statements of Comprehensive Income for the Nine Months Ended September 30, 2014 and September 30, 2013
iii.	Unaudited Statements of Cash Flows for the Nine Months Ended September 30, 2014 and September 30, 2013
iv.	Notes to Unaudited Interim Financial Statements

(b)  Pro forma financial information

The following pro forma financial statements are attached hereto as Exhibit 99.3 and incorporated herein by reference:

i.	Unaudited Pro Forma Balance Sheet as of September 30, 2014
ii.	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2014
iii.	Unaudited Pro Forma Statement of Operations for the Twelve Months Ended December 31, 2013
iv.	Notes to Unaudited Pro Forma Financial Information

(c)  Shell company transactions

Not applicable

(d)  Exhibits

23.1	Consent of Independent Auditors’
99.1	Audited Financial Statements of Business Acquired
99.2	Interim Unaudited Financial Statements of Business Acquired
99.3	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF International, Inc.

Date: January 21, 2015	By:	/s/ James Morgan
James Morgan
Chief Financial Officer